                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act"), I, Gary L. Whitlock, Executive Vice President and Chief Financial Officer of CenterPoint Energy Houston Electric, LLC (the "Company"), hereby certify, to the best of my knowledge:

(1) The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2003                 /s/ Gary L. Whitlock
                                          ------------------------------
                                          Gary L. Whitlock
                                          Executive Vice President and
                                          Chief Financial Officer